R U B U N D E Y

A G E N D A

D I S C L A I M E R

H O R A C I O R O Z A N S K I

• • • • • • •

K A R E N D A H U T

• • • • •

J U D I D O T S O N

• • • • Digital Modernization •

K R I S T I N E M A R T I N A N D E R S O N

• • • • •

K A R E N D A H U T

• • • • •

S U S A N P E N F I E L D

B E T T Y T H O M P S O N

L L O Y D H O W E L L

• • • • •

• • • • - - -

• • • • • •

N O N - G A A P F I N A N C I A L I N F O R M A T I O N

N O N - G A A P F I N A N C I A L I N F O R M A T I O N $ in thousands, except for shares and per share data FY2018 FY2019 FY2020 FY2021 Revenue, Excluding Billable Expenses Revenue $ 6,167,600 $ 6,704,037 $ 7,463,841 $ 7,858,938 Less: Billable Expenses 1,861,312 2,004,664 2,298,413 2,325,888 Revenue, Excluding Billable Expenses $ 4,306,288 $ 4,699,373 $ 5,165,428 $ 5,533,050 Net income $ 301,692 $ 418,529 $ 482,603 $ 608,958 Income tax expense 128,344 96,874 96,831 53,481 Interest and other, net (a) 89,687 86,991 89,768 91,932 Depreciation and amortization 64,756 68,575 81,081 84,315 EBITDA 584,479 670,969 750,283 838,686 Financing transaction costs (b) — 3,660 1,069 — COVID-19 supplemental employee benefits (c) — — 2,722 577 Acquisition costs (d) — — — 411 Adjusted EBITDA $ 584,479 $ 674,629 $ 754,074 $ 839,674 Adjusted EBITDA Margin on Revenue 9.5% 10.1% 10.1% 10.7 % Adjusted Net Income Net income $ 301,692 $ 418,529 $ 482,603 $ 608,958 Financing transaction costs (b) — 3,660 1,069 — COVID-19 supplemental employee benefits (c) — — 2,722 577 Acquisition costs (d) — — — 411 Research and development tax credits (e) — — (38,395) (2,928) Release of income tax reserves (f) — (462) (68) (29) Remeasurement of deferred tax assets/liabilities (g) (9,107) (27,908) — (76,767) Loss on debt extinguishment (i) — — — 13,239 Amortization or write-off of debt issuance costs and debt discount 2,655 2,920 2,395 2,402 Adjustments for tax effect (h) (969) (1,711) (1,608) (4,324) Adjusted Net Income $ 294,271 $ 395,028 $ 448,718 $ 541,539 Adjusted Diluted Earnings per Share Weighted-average number of diluted shares outstanding 147,750,022 143,156,176 141,238,135 138,703,220 Adjusted Net Income per Diluted Share (j) $ 1.99 $ 2.76 $ 3.18 $ 3.90 Free Cash Flow Net cash provided by operating activities $ 369,143 $ 499,610 $ 551,428 $ 718,684 Less: purchases of property, equipment, and software (78,437) (94,681) (128,079) (87,210) Free Cash Flow $ 290,706 $ 404,929 $ 423,349 $ 631,474 Free Cash Flow Conversion 99% 103% 94% 117%

BOOZ ALLEN INVESTOR DAY 2021

RUBUN DEY

Director of Investor Relations

AGENDA

The Future of Booz Allen	**Horacio Rozanski,** President and Chief Executive Officer
Business Leader Perspectives	**Karen Dahut**, Executive Vice President, Defense Group Lead **Judi Dotson**, Executive Vice President, Intelligence Group Lead **Kristine Martin Anderson**, Executive Vice President, Civil Group Lead **Susan Penfield**, Executive Vice President, Chief Innovation Officer **Betty Thompson**, Executive Vice President, Chief People Officer
Break	
Multi-Year Financial Outlook	**Lloyd Howell**, Chief Financial Officer and Treasurer
Open Q&A	

DISCLAIMER

Certain statements contained in this presentation and in related comments by our management include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen's preliminary financial results, financial outlook and guidance, including forecasted revenue, future quarterly dividends, Adjusted EBITDA and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "forecasts," "expects," "intends," "plans," "anticipates," "projects," "outlook," "believes," "estimates," "predicts," "potential," "continue," "preliminary," or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct.

These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, which can be found at the SEC's website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Booz Allen discloses in the following presentation Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Diluted EPS, Free Cash Flow and Free Cash Flow Conversion, which are not recognized measurements under the U.S. Generally Accepted Accounting Principles (GAAP), and when analyzing Booz Allen's performance or liquidity, as applicable, investors should (i) evaluate each adjustment in our reconciliation of net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow Conversion and Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, net income or diluted EPS as measures of operating results, each as defined under GAAP, and (iii) use Free Cash Flow Conversion and Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. We have included herein a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Diluted EPS, Free Cash Flow Conversion and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen's performance, long term earnings potential and to enable them to assess Booz Allen's performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen's industry. With respect to our expectations for FY22-25, reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2022-2025. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures.

HORACIO ROZANSKI

President & Chief Executive Officer

INVESTMENT THESIS

EXCEPTIONAL SHAREHOLDER VALUE CREATION

FY2023 – FY2025 GOALS

Competitive Edge at the Mission-Innovation Intersection

ADJUSTED EBITDA GROWTH TO $1.2 – 1.3B

Organic Revenue 5–8%

+

Strategic Acquisitions & Investments

+

Strong Mid 10% Adjusted EBITDA Margin

Disciplined Capital Deployment $3.5 – 4.5B

VELOCITY

LEADERSHIP

TECHNOLOGY



VoLT STRATEGY

IGNITE THE FUTURE



VELOCITY

- *Double-down on innovation*
- *Use acquisitions to build market positions*
- *Make decisions closer to needs of clients*

LEADERSHIP

- *Identify client needs ripe for hyper-growth*
- *Scale businesses at nexus of mission & technology*

TECHNOLOGY

- *Use mission insight to build solutions*
- *Next generation tech to transform mission*

KAREN DAHUT

Executive Vice President & Defense Group Lead

DEFENSE MARKET OVERVIEW[1]

KEY STATS

13,000+
Employees[4]

$3.9B
FY21 Sales

$13.8B
Total Backlog[2]

~11%
FY18–21 CAGR[5]

ACCOUNTS

- Aerospace
- Army
- Navy Marine Corps
- Joint Combatant Commands

CONTRACT MIX[3]


72%
Cost Plus
10%
Time & Materials
18%
Fixed Firm Price

NOTABLE CONTRACTS

- *Army Intelligence Digital Transformation Engineering Services*
- *Enterprise Machine Learning Analytics and Persistent Services*
- *Joint Artificial Intelligence Center Joint Warfighting Mission Initiative*
- *RAZOR*
- *Technology Synchronization of Business Operations*

1. Includes Core Defense only and does not include Global Commercial
2. Backlog as of Q1FY22
3. Calculated based on FY21 Sales
4. FTEs as of 8/31/21
5. Based on internal market revenue

VoLT: POSITIONED AHEAD OF CHANGE



Awareness & urgency around modernization agenda

Recognition that warfighting must be joint & their introduction of JADC2

Technology revolution that enables a new way of fighting

JUDI DOTSON

Executive Vice President & Intelligence Group Lead

INTELLIGENCE MARKET OVERVIEW[1]

KEY STATS

4,000+
Employees[4]

$1.6B
FY21 Sales

$4.4B
Total Backlog[2]

~2%
FY18–21 CAGR[5]

CONTRACT MIX[3]

- **74%** Cost Plus
- **19%** Time & Materials
- **7%** Fixed Firm Price

ACCOUNTS

- Cyber
- National Agencies
- Defense Military Intelligence and Space

NOTABLE OFFERINGS

- *Cyber Network Operations*
- *Artificial Intelligence Operationalization*
- *Malware Analysis and Service*
- *Digital Modernization*
- *Intelligence Analysis*

1. Includes National Security Market only
2. Backlog as of Q1FY22
3. Calculated based on FY21 Sales
4. FTEs as of 8/31/21
5. Based on internal market revenue

VoLT: OUTPACING CYBER THREATS



- *Urgency around morphing threats and growing attack surface*
- *Critical infrastructure and weapons systems at risk*
- *Advise and prepare our clients to understand how our adversaries operate*

KRISTINE MARTIN ANDERSON

Executive Vice President & Civil Group Lead

CIVIL MARKET OVERVIEW[1]

KEY STATS

7,000+
Employees[4]

$2.2B
FY21 Sales

$6.3B
Total Backlog[2]

~10%
FY18–21 CAGR[5]

ACCOUNTS

- Health
- Citizen Services & Economic Advancement
- Justice, Homeland Security & Transportation

CONTRACT MIX[3]

Cost Plus	Time & Materials	Fixed Firm Price
22%	53%	25%

NOTABLE CONTRACTS

- *Benefits Integrated Delivery*
- *Continuous Diagnostics and Mitigation Dynamic and Evolving Federal Enterprise Network Defense - Group D (DEFEND D)*
- *Electronic Health Record Modernization Program Management Office*
- *Marketplace System Integrator*
- *Recreation One Stop Support Services (rec.gov)*

1. Civilian Services Market only, all metrics shown exclude Liberty
2. Backlog as of Q1FY22
3. Calculated based on FY21 Sales
4. FTEs as of 8/31/21
5. Based on internal market revenue

VoLT: POWERING DIGITAL MISSIONS



Accomplishing in the future what is impossible today

Using technology to become more predictive, responsive and faster

Giving citizens a better experience with the functions of government

KAREN DAHUT

Executive Vice President & Global Commercial Lead

COMMERCIAL OVERVIEW[1]

KEY STATS

400+
Employees[4]

$137M
FY21 Sales

$95.6M
Total Backlog[2]

~11%
FY18–21 CAGR[5]

SUBACCOUNTS

- Energy
- Financial Services
- Life Sciences
- Europe
- Growth
- Software & High Tech

CONTRACT MIX[3]

44%
Time & Materials

56%
Fixed Firm Price

NOTABLE CONTRACTS

- *Eight of the top ten life science companies*
- *Two of the top three commercial energy companies*
- *Two of the top three global financial services companies*
- *Several of the world's biggest technology and software companies*
- *Many of the world's largest financial exchanges*

1. Commercial Market (metrics presented exclude the company's operations in MENA)
2. Backlog as of Q1FY22
3. Calculated based on FY21 Sales
4. FTEs as of 8/31/21
5. Based on internal market revenue

SUSAN PENFIELD

Executive Vice President & Chief Innovation Officer

BECOMING MORE INNOVATIVE

VoLT: INVESTING IN INNOVATION

2018: OPTION VALUE THESIS

We will create option value by using innovation and intellectual capital created by the firm to:

1. *Create the right solutions*
2. *Create value for our clients*
3. *Monetize our solutions*

2021: OPTION VALUE EXECUTION

We are pairing our mission and technical knowledge with differentiated go-to-market strategies to monetize solutions:

RECREATION.gov BRING HOME A STORY

modzy®

Booz Allen | District Defend®

SnapAttack™

Directed Energy

PROPELLING MARKET GROWTH

INNOVATION ENABLERS

Experimentation in Emerging Tech

Solution Engineering

Partnership Development

EMERGING TECH FOCUS

Artificial Intelligence & Quantum

5G

Next Gen Digital (Edge Cloud, XR, IoT)

Trends on the Horizon

BETTY THOMPSON

Executive Vice President & Chief People Officer

EMPOWER
PEOPLE
TO CHANGE THE
WORLD

VoLT: TALENT DRIVES GROWTH

People-centered culture

that attracts talent and keeps them with us

Strong talent systems

that support individuals and our business needs


PEOPLE
PURPOSE
PASSION

BOOZ ALLEN HAS HEART

2021 WORLD'S MOST ETHICAL COMPANIES®
WWW.ETHISPHERE.COM

FAST COMPANY
BEST WORKPLACES FOR INNOVATORS
2021

Forbes 2021
THE BEST EMPLOYERS FOR DIVERSITY
POWERED BY STATISTA

WASHINGTON BUSINESS JOURNAL
THE LIST

Forbes 2021
THE BEST EMPLOYERS FOR WOMEN
POWERED BY STATISTA

TOP CEOs 2021

DEI BEST PLACES TO WORK
DISABILITY EQUALITY INDEX

LLOYD HOWELL

Chief Financial Officer & Treasurer

DELIVERY SINCE PRIOR INVESTMENT THESIS

Nearly doubled original ADEPS growth goal of 50%


~96% ADEPS Growth
$1.99
$3.90
FY18
FY21

Organic Revenue Growth

Adjusted EBITDA Margin

Capital Deployment[1]


8.4% CAGR
Three-Year Goal: 6–9% CAGR
$6.2B
$7.9B
FY18
FY21
+120 bps Expansion
Three-Year Goal: 10–30 bps Margin Expansion
9.5%
10.7%
FY18
FY21
~$1.3B Deployed
Three-Year Goal: $1.4B Deployed
$364.2M
$333.2M
$571.3M
FY19
FY20
FY21

Original three-year Investment Thesis reflects performance in FY19, FY20 and FY21

[1] Total amount of capital deployed for FY21 does not include ~$2M in applicable fees related to our minority investment in Tracepoint

FY22 GUIDANCE

Operating Performance

7–10%	Mid 10%	$4.10–4.30	$800–850M
Revenue Growth	Adjusted EBITDA Margin on Revenue	Adjusted Diluted EPS	Net Cash Provided by Operating Activities[1]

Assumes an effective tax rate of 22–24%; an average share count of 134–137 million, and interest expense of $92–95 million

[1] As of Q1FY22, net cash provided by operating activities expected at the low end of the guidance range

INVESTMENT THESIS

EXCEPTIONAL SHAREHOLDER VALUE CREATION

FY2023 – FY2025 GOALS

Competitive Edge at the Mission-Innovation Intersection

ADJUSTED EBITDA GROWTH TO $1.2 – 1.3B

Organic Revenue 5–8%

\+

Strategic Acquisitions & Investments

\+

Strong Mid 10% Adjusted EBITDA Margin

Disciplined Capital Deployment $3.5–4.5B

REVENUE GROWTH AND MARGINS DRIVE
$1.2–$1.3B ADJUSTED EBITDA



FY21 to FY25
CAGR 10%+
$585M
$675M
$754M
$840M
$1.2–$1.3B
FY18
FY19
FY20
FY21
FY22 E
FY23 E
FY24 E
FY25 E
Adjusted EBITDA

ABOVE MARKET ORGANIC REVENUE GROWTH

5-8% Organic Revenue CAGR (FY23–FY25)

Supported by

- History of above market delivery
- Alignment to Government Budget priorities
- Client intimacy
- Backlog & pipeline
- Investment for multi-year growth

OUTPACING THE MARKET



500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
20 Year CAGR = 10%
2001
2002
2003
2004
2005
2006
2007
2008
2009¹
2010¹
2011
2012
2013
2014
2015
2016
2017
2018²
2019
2020³
Discretionary Budget
Booz Allen Addressable Market ⁴
Booz Allen Revenue

Source: Federal Procurement Data System (FPDS); Congressional Budget Office (CBO)

1. FY09 and FY10 discretionary government budget growth rates impacted by the American Reinvestment and Recovery Act (ARRA)

2. Based on government fiscal year; assumes government fiscal year 2017 aligns to Booz Allen fiscal year 2018

3. Includes an estimated $35.3 billion in contract spending tied directly to the COVID-19 National Interest Action code (code P20C)

4. Addressable market defined as spending directed towards private contractors for management, technology and engineering services

LARGE AND GROWING ADDRESSABLE MARKET

U.S. Government 2020 Discretionary Budget [1]


Total Contracted
+ Intel
Addressable Contracted
+ INTEL, COMMERCIAL & INTERNATIONAL

U.S. Government Discretionary Budget Projections [2] (GFY22–GFY26) ($B)


GFY26
$1,631
GFY25
$1,594
GFY24
$1,549
GFY23
$1,518
GFY22
$1,492
CAGR GFY2022–GFY2026 +2.3%

[1] U.S. Office of Management and Budget, Budget of the U.S. Government, Federal Procurement Data System
[2] Congressional Budget Office

"LAND AND EXPAND" STRATEGY

ENABLED BY STRONG CLIENT RELATIONSHIPS AND MISSION INTIMACY

	Key Aerospace Customer	Key Health Customer
FY21	$172M	$155M
FY17	$89M	$106M
FY13	$108K	$23M

AMPLE BACKLOG PIPELINE
TO SUPPORT GROWTH EXPECTATIONS

Solid Backlog Growth Provides Strong Revenue Visibility ($B)



$10.8
$11.5
$9.8
$9.4
+26%
$11.8
+15%
$13.6
+18%
$16.0
+21%
$19.3
+7%
$20.7
+16%
$24.0
$26.8
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22[2]
Funded
Unfunded
Priced Options

$44B[1] Qualified Pipeline Through FY23 (66% New Work)



$34B in
Opportunities in
Pre-Proposal

Strong pipeline supports continued growth

1. *Rounding accounts for Pre-Proposal and Proposal values not adding to the total displayed*
2. *Backlog as of Q1FY22, inclusive of Liberty*

GROWTH-ORIENTED INVESTMENT SPEND

EXPECTED TO DRIVE FY23-25 ADJUSTED EBITDA MARGINS INTO THE MID-10S RANGE

FY18–FY22 Adjusted EBITDA Margin Drivers

- *Better underlying contract and cost management*
- *Improved margins on all contract types and in all markets*

FY23–FY25 Adjusted EBITDA Margin Drivers

- *Growth-oriented investment spend*
- *Continued improvement in underlying contract and cost management*
- *Market mix and non-labor contribution*

Accelerating Adjusted EBITDA Margins and Ability to Drive Margins When Needed



$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
FY18 to FY21
CAGR 12.8%
9.5%
10.1%
10.1%
10.7%
Mid 10s
10.5%
$585
$675
$754
$840
$1.2-
1.3B
Mid
10s
12%
12%
11%
11%
10%
10%
9%
9%
8%
FY18
FY19
FY20
FY21
FY22
FY23 E
FY24 E
FY25 E
Adjusted EBITDA
Adjusted EBITDA Margin

MARGIN BRIDGE

Positive mix shift and cost containment will support incremental investment in the business at sustained mid 10s margins



11.4%
11.2%
11.0%
10.8%
10.6%
10.4%
10.2%
10.0%
FY21 Margin
Mix Shift towards Higher Margin Businesses / Solutions
Cost containment
Investment in Growth
FY25E Margin

Bars represent the forecast mid-points

FREE CASH FLOW CONVERSION

Goal of Free Cash Flow Conversion of >100% of Adjusted Net Income

Adjusted Net Income to Free Cash Flow Conversion History


99%
103%
94%
117%
FY18
FY19
FY20
FY21

TRACK RECORD OF DEPLOYING CAPITAL TO DELIVER SHAREHOLDER VALUE[1]



Capital Deployment and TSR Performance Since IPO
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1200%
1000%
800%
600%
400%
200%
0%
$-
$17.3
$1,331.3
$402.1
$348.9
$226.1
$389.4
$393.8
$361.9
$328.8
$565.5
$843.0
1080%
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
Q1FY22
Quarterly Dividends
Special Dividends
Share Repurchase
M&A
TSR

Special Dividends	*~$1.7B*
Share Repurchases	*~$1.3B*
M&A	*~$1.2B*
Quarterly Dividends	*~$940M*

Capital Deployed Since IPO: ~$5.2B

[1] *Data as of June 30, 2021*

SUFFICIENT BALANCE SHEET CAPACITY
AND FLEXIBILITY TO EXECUTE CAPITAL DEPLOYMENT STRATEGY

- *Accelerating revenue growth to drive EBITDA*
- *Ample room relative to net operating leverage target of ~3.0x–3.5x*
- *No near-term maturities or financing requirements*[1]
- *Current capital structure mix as of Q1FY22:*
  - *~66% fixed debt, including swaps*
  - *~58% flexible, pre-payable debt*
  - *~$1.6B of total liquidity: cash balance of $621M + revolver availability of $1.0B*

Capital Stack Profile (in MMs)


$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$994
$965
$1,715
$1,659
$1,640
$1,618
$1,681
$1,839
$1,779
$2,202
$2,374
$2,822
$2,753
$2,685
$2,617
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22E
FY23E
FY24E
FY25E
Total Capacity
TLA
TLB
High Yield Bonds
Revolver Used

[1] *From time to time, we evaluate conditions in the financing markets for opportunities to improve the terms of our indebtedness or obtain additional debt financing. Such amendments could include a reduction of the effective interest on our outstanding indebtedness, improvements to the covenants, extension of maturity dates, increases to borrowing capacity under our Credit Agreement and other provisions governing our outstanding indebtedness. Funds obtained from any additional financing may be used to, among other things, finance share repurchases.*

CAPITAL DEPLOYMENT PRIORITIES

Free Cash Flow Generation

Balance Sheet Capacity

Ability to deploy $3.5–4.5B in capital by FY2025

M&A

Repurchases

Dividends

Other

Continue to maintain flexible posture but prioritizing strategic M&A to drive growth

ACCELERATING OUR CLIENTS' MISSIONS

M&A Strategy and Recent Activity

AQUILENT	November 2016, $250M Digital Services
morphick	October 2017, undisclosed Managed Detection / Response
LIBERTY IT Solutions	May 2021, $725M Digital Transformation
LatentAI	May 2021, Minority Investment Adaptive AI
TRACEPOINT	September 2021, undisclosed Incident Response (IR)

TRACEPOINT

- *Strategic Channels*
- *Leading Capabilities & Talent*
- *Attractive Financials*

Tracepoint is a leading Incident Response platform that complements and scales our cyber portfolio and position

LIBERTY IT Solutions

- *Top Low-Code No-Code Provider*
- *Rapid Growth Trajectory*
- *Attractive Financials*

Liberty IT's past performance, channels, and talent catapults Booz Allen to a leader in federal IT transformation

INVESTMENT THESIS

EXCEPTIONAL SHAREHOLDER VALUE CREATION

FY2023 – FY2025 GOALS

Competitive Edge at the Mission-Innovation Intersection

ADJUSTED EBITDA GROWTH TO $1.2–1.3B

Organic Revenue 5–8%

+

Strategic Acquisitions & Investments

+

Strong Mid 10% Adjusted EBITDA Margin

Disciplined Capital Deployment $3.5–4.5B

NON-GAAP FINANCIAL INFORMATION

"Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations.

"Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including financing transaction costs, supplemental employee benefits due to COVID-19, and acquisition costs. "Adjusted EBITDA Margin on Revenue" is calculated as Adjusted EBITDA divided by revenue. We prepare Adjusted EBITDA and Adjusted EBITDA Margin on Revenue to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.

"Adjusted Net Income" represents net income before: (i) acquisition costs, (ii) financing transaction costs, (iii) supplemental employee benefits due to COVID-19, (iv) release of income tax reserves, (v) research and development tax credits, (vi) remeasurement of deferred tax assets/liabilities, (vii) loss on debt extinguishment, and (viii) amortization or write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform.

"Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to our consolidated financial statements in our Form 10-K for the fiscal year ended March 31, 2021.

"Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment, and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income.

NON-GAAP FINANCIAL INFORMATION

$ in thousands, except for shares and per share data	FY2018	FY2019	FY2020	FY2021
Revenue, Excluding Billable Expenses				
Revenue	$ 6,167,600	$ 6,704,037	$ 7,463,841	$ 7,858,938
Less: Billable Expenses	1,861,312	2,004,664	2,298,413	2,325,888
Revenue, Excluding Billable Expenses	$ 4,306,288	$ 4,699,373	$ 5,165,428	$ 5,533,050
Net income	$ 301,692	$ 418,529	$ 482,603	$ 608,958
Income tax expense	128,344	96,874	96,831	53,481
Interest and other, net [(a)]	89,687	86,991	89,768	91,932
Depreciation and amortization	64,756	68,575	81,081	84,315
EBITDA	584,479	670,969	750,283	838,686
Financing transaction costs [(b)]	—	3,660	1,069	—
COVID-19 supplemental employee benefits [(c)]	—	—	2,722	577
Acquisition costs [(d)]	—	—	—	411
Adjusted EBITDA	$ 584,479	$ 674,629	$ 754,074	$ 839,674
Adjusted EBITDA Margin on Revenue	9.5 %	10.1 %	10.1 %	10.7 %
Adjusted Net Income				
Net income	$ 301,692	$ 418,529	$ 482,603	$ 608,958
Financing transaction costs [(b)]	—	3,660	1,069	—
COVID-19 supplemental employee benefits [(c)]	—	—	2,722	577
Acquisition costs [(d)]	—	—	—	411
Research and development tax credits [(e)]	—	—	(38,395)	(2,928)
Release of income tax reserves [(f)]	—	(462)	(68)	(29)
Remeasurement of deferred tax assets/liabilities [(g)]	(9,107)	(27,908)	—	(76,767)
Loss on debt extinguishment [(i)]	—	—	—	13,239
Amortization or write-off of debt issuance costs and debt discount	2,655	2,920	2,395	2,402
Adjustments for tax effect [(h)]	(969)	(1,711)	(1,608)	(4,324)
Adjusted Net Income	$ 294,271	$ 395,028	$ 448,718	$ 541,539
Adjusted Diluted Earnings per Share				
Weighted-average number of diluted shares outstanding	147,750,022	143,156,176	141,238,135	138,703,220
Adjusted Net Income per Diluted Share [(j)]	$ 1.99	$ 2.76	$ 3.18	$ 3.90
Free Cash Flow				
Net cash provided by operating activities	$ 369,143	$ 499,610	$ 551,428	$ 718,684
Less: purchases of property, equipment, and software	(78,437)	(94,681)	(128,079)	(87,210)
Free Cash Flow	$ 290,706	$ 404,929	$ 423,349	$ 631,474
Free Cash Flow Conversion	99%	103%	94%	117%

(a) Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations.

(b) Reflects expenses associated with debt refinancing activities incurred during fiscal 2019 and 2020.

(c) Represents the supplemental contribution to employees' dependent care FSA accounts in response to COVID-19.

(d) Represents certain costs incurred related to acquisition efforts of the Company, including legal and other professional fees.

(e) Reflects tax credits, net of reserves for uncertain tax positions, recognized in fiscal 2021 and 2020 related to an increase in research and development credits available for fiscal years 2016 to 2019 and fiscal years 2016 to 2020, respectively.

(f) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition.

(g) Fiscal 2021 reflects the income tax benefit associated with tax losses generated during fiscal 2021 as a result of a change in certain tax methods of accounting. The Company intends to carry these losses back to fiscal 2016 and subsequent periods under the Coronavirus Aid, Relief and Economic Security Act and has re-measured the fiscal 2021 loss accordingly. Fiscal 2019 and 2018 reflect the adjustments made to the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act.

(h) The fiscal 2018 adjustment is reflected using an assumed effective tax rate of 36.5%, and fiscal 2019, 2020, and 2021 adjustments are reflected using an assumed effective tax rate of 26%, which approximate the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized.

(i) Reflects the loss on debt extinguishment resulting from the redemption of Booz Allen Hamilton Inc.'s 5.125% Senior Notes due 2025 (the "2017 Senior Notes"), including $9.0 million of the premiums paid at redemption, and write-off of the unamortized debt issuance cost.

(j) Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share.